UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

INTERACTIVE DATA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-31555	13-3668779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Crosby Drive, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (781) 687-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Ex-99.1 2005 Executive Management Bonus Plan for Stuart Clark

Item 1.01. Entry into Material Definitive Agreement.

Approval of 2005 Executive Management Bonus Plan for Stuart Clark

     The Board of Directors of Interactive Data Corporation (the “Company”) adopted the 2005 Executive Management Bonus Plan (the “2005 Plan”) for Stuart Clark, the Company’s President and Chief Executive Officer, at a meeting held on May 19, 2005. The 2005 Plan provides for the payment of a cash bonus to Mr. Clark based on the attainment of specified performance criteria. Pursuant to the terms of the 2005 Plan, the cash bonus for Mr. Clark is based on each of the following performance criteria: revenue, operating margin, cash conversion and non-financial measures, weighted 30%, 30%, 20% and 20%, respectively.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1.	2005 Executive Management Bonus Plan for Stuart Clark.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION
Date: May 24, 2005	By:	/s/ Steven G. Crane
		Name:	Steven G. Crane
		Title:	Executive Vice President and Chief Financial Officer